FGT3 P-1 03/14

SUPPLEMENT DATED MARCH 28, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF

Franklin International Growth Fund

(Franklin Global Trust)

The Prospectus is amended as follows:

I. Effective April 1, 2014, the “Fund Summaries - Portfolio Managers” section on page 8 is revised as follows:

Portfolio Managers

DONALD G. HUBER, CFA   Portfolio Manager of FT Institutional and portfolio manager of the Fund since April 2014.

COLEEN F. BARBEAU   Executive Vice President of FT Institutional and portfolio manager of the Fund since 2008.

M. PAR ROSTOM, CFA   Portfolio Manager and Research Analyst of FT Institutional and portfolio manager of the Fund since 2008.

II. Effective April 1, 2014, the “Fund Details - Management” portfolio management team section on page 23 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in international securities. The portfolio managers of the team are as follows:

DONALD G. HUBER, CFA   Portfolio Manager of FT Institutional

Mr. Huber has been lead portfolio manager for the Fund since April 2014. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2002.

COLEEN F. BARBEAU   Executive Vice President of FT Institutional

Ms. Barbeau has been a portfolio manager for the Fund since 2008, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1983.

M. PAR ROSTOM, CFA   Portfolio Manager and Research Analyst of FT Institutional

Mr. Rostom has been a portfolio manager for the Fund since 2008, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

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Please keep this supplement with your prospectus for future reference.